                                  EXHIBIT 99.2

CASE NAME:        EyeCorp, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASE NUMBER:  00-30748-RCM

              UNITED STATES BANKRUPTCY COURT

              NORTHERN AND EASTERN DISTRICTS OF TEXAS

              DIVISION
                       --------------------------------


              QUARTER ENDING:  September 30, 2001
              -------------------------------------------

              FOR POST CONFIRMATION REPORTING
              -------------------------------------------

              QUARTERLY OPERATIONG REPORT AND QUARTERLY BANK RECONCILEMENT


I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST

CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY

BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRET AND COMPLETE.

DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS

ANY KNOWLEDGE.


RESPONSIBLE PARTY:

Original Signature of Responsible Party  /s/ Karen Nicolaou
                                         ---------------------------------------

Printed Name of Responsible Party    Karen Nicolaou
                                     -------------------------------------------


Title                                 Secretary
          ----------------------------------------------------------------------


PREPARER:

Original Signature of Preparer Party   /s/ Juliet Markovich
                                     -------------------------------------------

Printed Name of Preparer                   Juliet Markovich
                         -------------------------------------------------------


Title                               Assistant Controller
      --------------------------------------------------------------------------

     POST CONFIRMATION
     QUARTERLY OPERATING REPORT



CASE NAME:       EyeCorp, Inc.
----------------------------------------


CASE NUMBER:  00-30748-RCM
----------------------------------------

                ********** ALL AMOUNTS ARE UNAUDITED **********

QUARTER ENDING:  September 30, 2001
--------------------------------------------------------------------------------
1.    BEGINNING OF QUARTER CASH BALANCE:                              5,975,276
--------------------------------------------------------------------------------

      CASH RECEIPTS:
--------------------------------------------------------------------------------
      CASH RECEIPTS DURING CURRENT QUARTER:
         (a).  Cash receipts from business opertations       +
--------------------------------------------------------------------------------
         (b).  Cash receipts from loan proceeds              +
--------------------------------------------------------------------------------
         (c).  Cash receipts from contributed capital        +
--------------------------------------------------------------------------------
         (d).  Cash receipts from tax refunds                +            8,656
--------------------------------------------------------------------------------
         (e).  Cash receipts from other sources              +          215,395
--------------------------------------------------------------------------------
2.          TOTAL CASH RECEIPTS                              =          224,051
--------------------------------------------------------------------------------

          CASH DISBURSEMENTS:
--------------------------------------------------------------------------------
      (A).  PAYMENTS MADE UNDER THE PLAN:
--------------------------------------------------------------------------------
         (1).  Administrative                                +            1,250
--------------------------------------------------------------------------------
         (2).  Secured Creditors                             +
--------------------------------------------------------------------------------
         (3).  Priority Creditors                            +
--------------------------------------------------------------------------------
         (4).  Unsecured Creditors                           +
--------------------------------------------------------------------------------
         (5).  Additional Plan Payments                      +
--------------------------------------------------------------------------------
      (B).  OTHER PAYMENTS MADE THIS QUARTER:
--------------------------------------------------------------------------------
         (1).  General Business                              +          152,707
--------------------------------------------------------------------------------
         (2).  Other Disbursements                           +          410,000
--------------------------------------------------------------------------------

3.       TOTAL DISBURSEMENTS THIS QUARTER                    =          563,957
--------------------------------------------------------------------------------

4.       CASH BALANCE END OF QUARTER                         =        5,635,370
Line 1 - Plus Line 2 - Minus Line 3 = Line 4
--------------------------------------------------------------------------------


     POST CONFIRMATION
     QUARTERLY BANK RECONCILEMENT

-------------------------------------------------------------
CASE NAME:       EyeCorp, Inc.
-------------------------------------------------------------
-------------------------------------------------------------
CASE NUMBER:  00-30748-RCM
-------------------------------------------------------------

The recognized debtor must complete the reconciliation below for each bank account, including general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, governmental obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.
Attach additional sheets for each bank reconcilement if necessary.

           ********** ALL AMOUNTS ARE UNAUDITED **********
 QUARTER ENDING:   September 30, 2001
------------------------------------------------------------------------------------------------------------------------------
 Bank Reconciliations                                Account #1         Account #2          Account #3
------------------------------------------------------------------------------------------------------------------------------
   A.       BANK                                        SWBOT              SWBOT                                   TOTAL
------------------------------------------------------------------------------------------------------------------------------
   B.       ACCOUNT NUMBER                             337370            9337370
------------------------------------------------------------------------------------------------------------------------------
   C.       PURPOSE (TYPE)                            OPERATING            SWEEP
------------------------------------------------------------------------------------------------------------------------------
       1    BALANCE PER BANK STATEMENT                      22,000          5,614,213                               5,636,213
------------------------------------------------------------------------------------------------------------------------------
       2    ADD: TOTAL DEPOSITS NOT CREDITED                                                                                -
------------------------------------------------------------------------------------------------------------------------------
       3    SUBTRACT: OUTSTANDING CHECKS                       842                  -                                     842
------------------------------------------------------------------------------------------------------------------------------
       4    OTHER RECONCILING ITEMS                                                                                         -
------------------------------------------------------------------------------------------------------------------------------
       5    MONTH END BALANCE PER BOOKS                     21,158          5,614,213                               5,635,370
==============================================================================================================================
       6    NUMBER OF LAST CHECK WRITTEN
==============================================================================================================================
       7    CASH:  CURRENCY ON HAND
------------------------------------------------------------------------------------------------------------------------------
       8    TOTAL CASH - END OF MONTH                                                                               5,635,370
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          CASH IN:
------------------------------------------------------------------------------------------------------------------------------
          INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
          BANK ACCOUNT NAME AND NUMBER             DATE OR PURCHASE   TYPE OF INSTRUMENT  PURCHASE PRICE       CURRENT VALUE
------------------------------------------------------------------------------------------------------------------------------
       9
------------------------------------------------------------------------------------------------------------------------------
      10
------------------------------------------------------------------------------------------------------------------------------
      11
------------------------------------------------------------------------------------------------------------------------------
      12
------------------------------------------------------------------------------------------------------------------------------
      13    TOTAL INVESTMENTS                                                                                               -
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      14    TOTAL CASH                          LINE 8 - PLUS LINE 13 = LINE 14 ****                                5,635,370
------------------------------------------------------------------------------------------------------------------------------
          **** Must tie to Line 4, Quarterly Operating Report
------------------------------------------------------------------------------------------------------------------------------